Discontinued Operations	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
DISCONTINUED OPERATIONS

In May 2013, the Company announced its decision to close the construction contract division of TDI in the Ready-Mixed Concrete Business segment and put the property, plant and equipment of the division up for sale. The decision to close the division, which produces precast/hollowcore products, was driven primarily as a result of incurring significant operating losses in each of the last three years.
On July 12, 2013, the Company signed a definitive agreement to sell the property, plant and equipment of TDI's ready-mixed concrete division known as Arrow Concrete Company (Arrow) and subsequently ceased operations of the division at the end of the same business day. Arrow's assets have been completely transferred. TDI's construction contract division closure was completed by the end of the fourth quarter 2013 and the subsidiary ceased primary operations. TDI's operating results, reported in discontinued operations, for the years ended December 31, 2013, 2012, and 2011 are as follows:

(in millions)	2013	2012	2011
Sales	$7.7	$16.8	$8.1
Pretax loss	(3.3)	(9.1)	(1.7)
Prior period financial statements reflect the operations of TDI as a discontinued operation. Costs incurred related to the closure and associated exit or disposal activities are not expected to be material.

In mid-November, the Company decided to lease the remaining assets of TDI and as a result the assets were reclassified from held-for-sale to held-for-use. Later in the quarter TDI consummated a lease purchase agreement for its remaining assets. These assets, which have a net book value of $2.7 million, are presented under the caption "Other Assets" in the accompanying Consolidated Balance Sheet at December 31, 2013. The assets consist solely of property, plant and equipment. During the year ended December 31, 2013, $6.4 million of the $6.6 million in proceeds from the disposals of property, plant and equipment were from the disposal of assets held for sale related to the discontinued operations of TDI. The remaining TDI assets were tested for recoverability as of the balance sheet date and their fair value less cost to sell exceeded their carrying amount; accordingly no impairment loss was recognized.